Exhibit 99.2

BRE Properties, Inc.

Second Quarter 2010

Earnings Release and

Supplemental Financial Data

Museum Park

117 Units

San Jose, CA

BRE Properties, Inc. 525 Market Street, 4th Floor San Francisco, CA 94105	Phone: Fax: E-mail:	415.445.6530 415.445.6505 ir@breproperties.com

Investor contact: John Schissel

EVP, Chief Financial

Officer 415.445.6530

Media contact: Stephanie T. Andre

VP, Treasurer

415.445.3745

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Second Quarter 2010

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Second Quarter 2010

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
OPERATING INFORMATION

Total revenues (1)	$84,763	$82,416	$167,234	$164,970

Net income available to common shareholders	$16,297	$28,222	$21,822	$41,215
Per diluted share	$0.26	$0.54	$0.37	$0.79

Funds from Operations (2)	$28,928	$37,195	$58,307	$71,986
FFO per diluted share	$0.46	$0.70	$0.97	$1.37

Net (loss)/gain on extinguishment of debt	($558)	$1,958	($558)	$1,958
Net (loss)/gain on extinguishment of debt per diluted share	($0.01)	$0.04	($0.01)	$0.04

Other Expenses (3)	$1,771	$0	$2,696	$0
Other Expenses per diluted share	$0.03	$0.00	$0.05	$0.00

Non cash interest expense (4)	$1,519	$1,653	$3,023	$3,268
Per diluted share	$0.02	$0.03	$0.05	$0.06

Dividends per share	$0.3750	$0.5625	$0.7500	$1.1250

Adjusted EBITDA (2)	$54,556	$57,262	$108,537	$115,685

Common dividends	$24,159	$30,036	$45,165	$59,197
Preferred dividends	$2,953	$2,953	$5,906	$5,906
Interest expense, excluding non cash interest expense (4) and capitalized interest	$19,208	$17,768	$38,803	$37,175

Interest coverage ratio (5)	2.8	3.2	2.8	3.1
Fixed charge coverage ratio (5)	2.5	2.8	2.4	2.7

Same-store revenue increase/decrease	-2.7%	-3.8%	-3.8%	-2.2%
Same-store expense increase/decrease	2.3%	3.5%	2.2%	2.1%
Same-store NOI increase/decrease	-4.9%	-6.7%	-6.4%	-4.0%
Same-store operating margins	68%	69%	68%	70%

CAPITALIZATION DATA			6/30/2010	6/30/2009

Net real estate investments			$2,954,787	$2,889,599
Total assets, gross			$3,633,764	$3,516,829

Total debt			$1,650,289	$1,889,296
Redeemable noncontrolling interests			$31,688	$26,674
Preferred stock (at liquidation preference)			$175,000	$175,000
Total shareholders’ equity			$1,282,265	$993,783

Common shares and units outstanding			64,661	53,601
Share price, end of period			$36.93	$23.76

Total market capitalization			$4,213,220	$3,337,856
Total book capitalization			$2,964,242	$2,909,753

Debt to total assets, gross			45.4%	53.7%
Debt to total market capitalization			39.2%	56.6%
Debt to total book capitalization			55.7%	64.9%
Secured debt to total assets, gross			21.4%	14.9%

COMMUNITY INFORMATION			6/30/2010	6/30/2009

Operating communities:
Wholly or Majority Owned Communities			75	74
Wholly or Majority Owned Units			21,604	21,485

Unconsolidated Joint Venture Communities			13	13
Unconsolidated Joint Venture Units			4,080	4,080

Communities under development:
Communities			5	5
Units			1,568	1,526

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	For the three months ended June 30, 2010, other expenses include a $1,300,000 one-time charge associated with resignation of our COO and $470,000 related to acquisition costs. During the three months ended March 31, 2010 acquisition costs totaling $925,000 were reported in other expenses.
(4)	Represents adoption of convertible debt guidance. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(5)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Second Quarter 2010

(Unaudited, dollar amounts in thousands except per share data)

	June 30, 2010	June 30, 2009
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,197,408	$3,105,464
Construction in progress	49,163	124,935
Less: accumulated depreciation	(600,142)	(540,165)

	2,646,429	2,690,234

Equity in real estate joint ventures:
Investments	61,302	62,435

Real estate held for sale, net	83,625	8,168

Land under development	163,431	128,762

Total real estate portfolio	2,954,787	2,889,599

Cash	6,046	5,848
Other assets	52,477	76,454

TOTAL ASSETS	$3,013,310	$2,971,901

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$784,907	$948,906
Unsecured line of credit	86,000	497,000
Mortgage loans payable	779,382	443,390
Accounts payable and accrued expenses	49,068	62,148

Total liabilities	1,699,357	1,951,444

Redeemable noncontrolling interests	31,688	26,674

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at June 30, 2010 and June 30, 2009, respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 64,021,965 and 52,820,545 at June 30, 2010 and June 30, 2009, respectively.	640	528

Additional paid-in capital	1,281,555	993,185

Total shareholders’ equity	1,282,265	993,783

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,013,310	$2,971,901

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended June 30, 2010 and 2009

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 6/30/10	Quarter ended 6/30/09	Six months ended 6/30/10	Six months ended 6/30/09
REVENUES

Rental income	$81,612	$79,205	$160,932	$158,582
Ancillary income	3,151	3,211	6,302	6,388

Total revenues	84,763	82,416	167,234	164,970

EXPENSES

Real estate	$28,013	26,101	$54,875	51,157
Provision for depreciation	22,642	21,276	44,696	40,951
Interest	20,727	19,421	41,826	40,443
General and administrative	5,233	4,218	10,439	8,544
Other expenses (2)	1,771	—	2,696	—

Total expenses	78,386	71,016	154,532	141,095

Other income	788	1,196	1,512	1,823

Net (loss)/gain from extinguishment of debt	(558)	1,958	(558)	1,958

Income before noncontrolling interests, partnership income and discontinued operations	6,607	14,554	13,656	27,656

Partnership income	526	580	1,073	1,237

Income from continuing operations	7,133	15,134	14,729	28,893

Discontinued operations:
Discontinued operations, net (1)	809	2,297	2,063	5,030
Net gain on sales of discontinued operations	11,681	14,289	11,681	14,289

Income from discontinued operations	12,490	16,586	13,744	19,319

NET INCOME	$19,623	$31,720	28,473	$48,212

Redeemable noncontrolling interest in income	373	545	745	1,091

Dividends attributable to preferred stock	2,953	2,953	5,906	5,906

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$16,297	$28,222	$21,822	$41,215

Net income per common share - basic	$0.26	$0.54	$0.37	$0.79

Net income per common share - assuming dilution	$0.26	$0.54	$0.37	$0.79

Weighted average shares outstanding - basic (3)	61,820	51,765	58,985	51,505

Weighted average shares outstanding - assuming dilution (3)	61,990	51,765	59,130	51,505

(1)	For 2009 and 2010, includes two properties held for sale as of June 30, 2010 and one operating property sold during the three months ending June 30, 2010. The 2009 totals also include results from two properties sold in 2009.
(2)	For the three months ended June 30, 2010, other expenses include a $1,300,000 one-time charge associated with resignation of our COO and $470,000 related to acquisition costs. During the three months ended March 31, 2010 other expenses included $925,000 related to acquisition costs.

	Quarter ended 6/30/10	Quarter ended 6/30/09	Six months ended 6/30/10	Six months ended 6/30/09
Rental and ancillary income	$2,889	$5,771	$6,539	$11,824
Real estate expenses	(1,164)	(2,382)	(2,507)	(4,468)
Provision for depreciation	(916)	(1,092)	(1,969)	(2,326)

Income from discontinued operations, net	$809	$2,297	$2,063	$5,030

(3)	See analysis of weighted average shares and ending shares in Exhibit B.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
ASSETS

Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$3,197,408	$3,227,114	$3,180,633	$3,113,149	$3,105,464
Construction in progress	49,163	80,160	101,354	144,895	124,935
Less: accumulated depreciation	(600,142)	(597,546)	(583,953)	(561,900)	(540,165)

	2,646,429	2,709,728	2,698,034	2,696,144	2,690,234
Equity in real estate joint ventures:
Investments	61,302	61,697	61,999	62,336	62,435

Real estate held for sale, net	83,625	26,214	—	—	8,168

Land under development	163,431	158,798	155,532	131,936	128,762

Total real estate portfolio	2,954,787	2,956,437	2,915,565	2,890,416	2,889,599

Cash	6,046	9,107	5,656	7,029	5,848
Other assets	52,477	56,012	58,787	73,889	76,454

TOTAL ASSETS	$3,013,310	$3,021,556	$2,980,008	$2,971,334	$2,971,901

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Unsecured senior notes	$784,907	$828,468	$826,918	$857,171	$948,906
Unsecured line of credit	86,000	340,000	288,000	248,000	497,000
Mortgage loans payable	779,382	751,513	752,157	752,778	443,390
Accounts payable and accrued expenses	49,068	51,415	56,409	54,226	62,148

Total liabilities	1,699,357	1,971,396	1,923,484	1,912,175	1,951,444

Redeemable noncontrolling interests	31,688	33,655	33,605	32,567	26,674

Shareholders’ equity:
Preferred stock	70	70	70	70	70
Common stock	640	557	551	543	528
Additional paid-in capital	1,281,555	1,015,878	1,022,298	1,025,979	993,185

Total shareholders’ equity	1,282,265	1,016,505	1,022,919	1,026,592	993,783

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,013,310	$3,021,556	$2,980,008	$2,971,334	$2,971,901

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
REVENUES

Rental income	$81,612	$79,320	$79,029	$79,547	$79,205
Ancillary income	3,151	3,152	2,767	3,135	3,211

Total revenues	84,763	82,472	81,796	82,682	82,416

EXPENSES

Real estate	$28,013	$26,862	$26,198	$26,625	$26,101
Provision for depreciation	22,642	22,054	21,612	21,306	21,276
Interest	20,727	21,099	21,292	20,998	19,421
General and administrative	5,233	5,206	4,742	4,104	4,218
Other expenses	1,771	925	13,522	—	—

Total expenses	78,386	76,146	87,366	73,033	71,016

Other income	788	724	876	760	1,196
Net (loss)/gain from extinguishment of debt	(558)	—	(870)	382	1,958

Income/(loss) from continuing operations and discontinued operations	6,607	7,050	(5,564)	10,791	14,554

Partnership income	526	547	531	561	580

Income/(loss) from continuing operations	7,133	7,597	(5,033)	11,352	15,134
Discontinued operations:

Discontinued operations, net (1)	809	1,254	1,224	1,301	2,297
Net gain on sales of discontinued operations	11,681	—	—	7,285	14,289

Income from discontinued operations	12,490	1,254	1,224	8,586	16,586

NET INCOME/(LOSS)	$19,623	$8,851	(3,809)	$19,938	$31,720

Redeemable noncontrolling interest in income	373	373	394	401	545
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$16,297	$5,525	(7,156)	$16,584	$28,222

Net income/(loss) per common share - basis	$0.26	$0.10	($0.13)	$0.31	$0.54

Net income/(loss) per common share - diluted	$0.26	$0.10	($0.13)	$0.31	$0.54

Weighted average shares outstanding - basic (2)	61,820	55,320	54,540	53,575	51,765

Weighted average shares outstanding - assuming dilution (2)	61,990	55,415	54,540	53,576	51,765

(1) Details of earnings from discontinued operations, net:
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
Rental and ancillary income	$2,889	$3,651	$3,685	$3,888	$5,771
Real estate expenses	(1,164)	(1,344)	(1,344)	(1,481)	(2,382)
Provision for depreciation	(916)	(1,053)	(1,117)	(1,106)	(1,092)

Income from discontinued operations, net	$809	$1,254	$1,224	$1,301	$2,297

(2)	See analysis of weighted average shares and ending shares in Exhibit B.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2010	2010	2009	2009	2009
CALCULATION OF FFO

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$16,297	$5,525	($7,156)	$16,584	$28,222
Add back/ exclude:
Depreciation from continuing operations	22,642	22,054	21,612	21,306	21,276
Depreciation from discontinued operations	916	1,053	1,117	1,106	1,092
Redeemable noncontrolling interest in income (1)	373	373	—	401	545
Depreciation from unconsolidated entities	486	480	472	465	455
Net (gain) on sales of discontinued operations	(11,681)	—	—	(7,285)	(14,289)
Less: Redeemable noncontrolling interests in income not convertible to common (1)	(105)	(105)	—	(106)	(106)

FUNDS FROM OPERATIONS (2)	$28,928	$29,380	$16,045	$32,471	$37,195

Net (loss)/gain on extinguishment of debt	($558)	—	($870)	$382	$1,958

Other expenses (3)	$1,771	$925	13,522	—	—

Non cash interest charges (4)	$1,519	$1,504	$1,559	$1,576	$1,653

Weighted average shares and equivalents outstanding - assuming dilution	62,685	56,170	54,580	54,356	52,550

PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.46	$0.52	$0.29	$0.59	$0.70
Net (loss)/gain on extinguishment of debt	($0.01)	$0.00	($0.02)	$0.01	$0.04
Other Expenses (3)	$0.03	$0.02	$0.25	$0.00	$0.00
Non cash interest charges (4)	$0.02	$0.03	$0.03	$0.03	$0.03

(1)	OP units were dilutive for the quarters ending June 30, 2010, March 31, 2010, September 30, 2009 and June 30, 2009. OP units were anti-dilutive for the quarter ending December 31, 2009, but dilutive for the twelve months ending December 31, 2009. Redeemable noncontrolling interest in income of $394,000 and redeemable noncontrolling interest in income not convertible to common ($106,000) were excluded for the FFO calculation for the quarter ending December 31, 2009.
(2)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(3)	For the quarter ended June 30, 2010 FFO totals include a $1,300,000 one-time charge associated with the resignation of our COO and $470,000 related to acquisition costs. For the quarter ended March 31, 2010 FFO totals include $925,000 related to acquisition costs. For the quarter ended December 31, 2009 FFO totals include $12,900,000 abandonment charge related to three sites under option and a $600,000 severance charge.
(4)	Represents adoption of convertible debt guidance. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2010	2010	2009	2009	2009
CAPITAL EXPENDITURES
Recurring capital expenditures	$6,494	$3,797	$5,080	$5,796	$6,796

Average apartment units in period	21,649	21,523	21,345	21,284	21,654
Capital expenditures per apartment unit in period	$300	$176	$238	$272	$314
Capital expenditures per apartment unit-trailing four quarters	$986	$1,000	$945	$978	$852
Revenue enhancing rehabilitation costs	$1,178	$1,125	$1,545	$1,387	$2,053

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2010	2010	2009	2009	2009
RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS

Revenues from continuing operations	$84,763	$82,472	$81,796	$82,682	$82,416
Revenues from discontinued operations	2,889	3,651	3,685	3,888	5,771

Total Revenues	$87,652	$86,123	$85,481	$86,570	$88,187

Real estate expenses-continuing operations	$28,013	$26,862	$26,198	$26,625	$26,101
Real estate expenses-discontinued operations	1,164	1,344	1,344	1,481	2,382

Total Real Estate Expenses	$29,177	$28,206	$27,542	$28,106	$28,483

Partnership and other income	$1,314	$1,271	$1,407	$1,321	$1,776

Total Net Operating Income	$59,789	$59,188	$59,346	$59,785	$61,480

Depreciation from continuing operations	$22,642	$22,054	$21,612	$21,306	$21,276
Depreciation from discontinued operations	916	1,053	1,117	1,106	1,092

Total Depreciation	$23,558	$23,107	$22,729	$22,412	$22,368

Interest from continuing operations	$20,727	$21,099	$21,292	$20,998	$19,421

Total Interest	$20,727	$21,099	$21,292	$20,998	$19,421

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended June 30, 2010 and 2009

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of	Q2	Q2%		Q2	Q2%
	Units	2010	2009	Change	2010	2009	Change
California

San Diego	3,958	$17,208	$17,351	-0.8%	$4,925	$4,863	1.3%
Inland Empire	2,111	7,305	7,407	-1.4%	2,553	2,611	-2.2%
Orange County	3,469	14,544	15,242	-4.6%	4,541	4,460	1.8%
Los Angeles	2,263	10,036	10,066	-0.3%	3,443	3,468	-0.7%
San Francisco	3,152	15,305	15,727	-2.7%	4,500	4,322	4.1%

Subtotal; California	14,953	$64,398	$65,793	-2.1%	$19,962	$19,724	1.2%

Pacific Northwest

Seattle	2,963	9,965	10,664	-6.6%	3,889	3,573	8.8%

Non-Core Markets (1)	1,302	3,578	3,631	-1.5%	1,398	1,386	0.9%

Total Same-Store (2)	19,218	$77,941	$80,088	-2.7%	$25,249	$24,683	2.3%

			Net Operating Income
	No. of	No. of	Q2	Q2%		%
	Communities	Units	2010	2009	Change	of Total
California

San Diego	13	3,958	$12,283	$12,488	-1.6%	23.4%
Inland Empire	8	2,111	4,752	4,796	-0.9%	9.0%
Orange County	11	3,469	10,003	10,782	-7.2%	19.0%
Los Angeles	11	2,263	6,593	6,598	-0.1%	12.5%
San Francisco	10	3,152	10,805	11,405	-5.3%	20.5%

Subtotal; California	53	14,953	$44,436	$46,069	-3.5%	84.4%

Pacific Northwest

Seattle	11	2,963	6,076	7,091	-14.3%	11.5%

Non-Core Markets (1)	3	1,302	2,180	2,245	-2.9%	4.1%

Total Same-Store (2)	67	19,218	$52,692	$55,405	-4.9%	100.0%

			Net Operating Income
	No. of Communities	No. of units	Q2 2010	Q2 2009
“Non Same-Store” Summary
Acquired properties (3)	2	311	$972	—
Development properties (4)	4	1,097	3,184	1,004
Discontinued operations (5)	5	1,978	1,725	3,389
Joint venture income (6)	13	4,080	526	580
Commercial and Other (7)	n/a	n/a	(98)	(94)
Other income	n/a	n/a	788	1,196

Total Non Same-Store	24	7,466	$7,097	$6,075

Less Properties Sold 2009 & 2010	(3)	(1,000)

Total All Units / NOI	88	25,684	$59,789	$61,480

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least five full quarters, starting April 1, 2009.
(3)	Consists of NOI from two properties acquired after January 1, 2009.
(4)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization and one partially delivered property.
(5)	Includes results from two properties held for sale in 2010, one property sold in 2010 and two properties sold in 2009.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses. For the three months ended June 30, 2010 and 2009 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Six Months Ended June 30, 2010 and 2009

(Dollar amounts in thousands)

	No. of Units	Revenues			Expenses
		YTD	YTD	%	YTD	YTD	%
		2010	2009	Change	2010	2009	Change
California

San Diego	3,958	$34,483	$34,814	-1.0%	$10,071	$9,860	2.1%
Inland Empire	2,111	14,557	14,846	-1.9%	5,051	5,102	-1.0%
Orange County	3,469	29,192	30,621	-4.7%	9,031	8,908	1.4%
Los Angeles	2,263	20,107	20,597	-2.4%	6,693	6,898	-3.0%
San Francisco	3,152	30,283	31,769	-4.7%	8,838	8,402	5.2%

Subtotal; California	14,953	$128,622	$132,647	-3.0%	$39,684	$39,170	1.3%

Pacific Northwest

Seattle	2,963	19,790	21,693	-8.8%	7,397	6,951	6.4%

Non-Core Markets (1)	1,302	7,111	7,256	-2.0%	2,882	2,756	4.6%

Total Same-Store (2)	19,218	$155,523	$161,596	-3.8%	$49,963	$48,877	2.2%

	No. of Communities	No. of Units	Net Operating Income
			YTD	YTD	%	%
			2010	2009	Change	of Total
California

San Diego	13	3,958	$24,412	$24,954	-2.2%	23.2%
Inland Empire	8	2,111	9,506	9,744	-2.4%	9.0%
Orange County	11	3,469	20,161	21,713	-7.1%	19.1%
Los Angeles	11	2,263	13,414	13,699	-2.1%	12.7%
San Francisco	10	3,152	21,445	23,367	-8.2%	20.3%

Subtotal; California	53	14,953	$88,938	$93,477	-4.9%	84.3%

Pacific Northwest

Seattle	11	2,963	12,393	14,742	-15.9%	11.7%

Non-Core Markets (1)	3	1,302	4,229	4,500	-6.0%	4.0%

Total Same-Store (2)	67	19,218	$105,560	$112,719	-6.4%	100.0%

			Net Operating Income
	No. of Communities	No. of units	YTD 2010	YTD 2009
“Non Same-Store” Summary
Acquired properties (3)	2	311	$1,046	—
Development properties (4)	4	1,097	5,954	1,396
Discontinued operations (5)	5	1,978	4,032	7,356
Joint venture income (6)	13	4,080	1,073	1,237
Commercial and Other (7)	n/a	n/a	(201)	(302)
Other income	n/a	n/a	1,512	1,823

Total Non Same-Store	24	7,466	$13,416	$11,510

Less Properties Sold 2009 & 2010	(3)	(1,000)

Total All Units / NOI	88	25,684	$118,976	$124,229

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least six full quarters, starting January 1, 2009.
(3)	Consists of NOI from two properties acquired after January 1, 2009.
(4)	Consists of NOI from four properties fully delivered and experiencing lease up and stabilization and one partially delivered property.
(5)	Includes results from two properties held for sale as of June 30, 2010, one property sold in 2010 and two properties sold in 2009.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.

BRE Properties, Inc.

“Same-Store” Operating Metrics

As of June 30, 2010 and 2009

	No. of Units	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
		Q2’10	Q2’09	% Change	Q2’10	Q2’09	2010	2009
California

San Diego	3,958	$1,496	$1,519	-1.6%	95.4%	95.4%	70%	71%
Inland Empire	2,111	1,173	1,268	-7.4%	95.5%	93.7%	63%	70%
Orange County	3,469	1,487	1,566	-5.0%	95.0%	94.0%	57%	62%
Los Angeles	2,263	1,532	1,732	-11.6%	96.0%	91.6%	58%	67%
San Francisco	3,152	1,684	1,814	-7.1%	97.0%	94.2%	54%	62%

Subtotal; California	14,953	$1,493	$1,589	-6.0%	95.8%	94.0%	61%	66%

Pacific Northwest

Seattle	2,963	1,117	1,255	-11.0%	95.5%	93.6%	57%	59%

Non-Core Markets (1)	1,302	920	996	-7.7%	95.9%	90.5%	66%	63%

Total/Average Same Store (5)	19,218	$1,397	$1,497	-6.7%	95.7%	93.9%	61%	65%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents across the quarter.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the six month period, divided by the number of units in the region.
(5)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting April 1, 2009.

“Non Same-Store” Operating Metrics

Acquisition, development, held for sale and joint venture communities -Q2’10

	Number of Units
	ACQ	DEV	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./ Orange Co.	—	604	978	—	1,582	$1,406	96.3%
San Diego	194	—	—	—	194	1,766	93.9%
San Francisco	117	—	—	—	117	2,095	94.0%
Sacramento	—	—	—	236	236	1,106	97.8%

Pacific Northwest
Seattle	—	493	—	—	493	1,584	83.8%

Mountain/Desert Markets
Phoenix	—	—	—	1,248	1,248	781	95.1%
Denver	—	—	—	2,596	2,596	857	95.3%

Total/Average Non-Same Store	311	1,097	978	4,080	6,466	$1,091	94.7%

Total/Average Portfolio					25,684	$1,320	95.5%

Sequential “Same-Store” New Lease Transaction Summary

	Transacted							% Discount - effective rent to asking rent(8)
	Move-ins	Effective Rent(6)			Asking Rent(7)
	Q2 2010	Q2 2010	Q1 2010		Q2 2010	Q1 2010		Q2 2010	Q1 2010
California
San Diego	709	$1,462	$1,416	3.2%	$1,474	$1,441	2.3%	-0.8%	-1.7%
Inland Empire	379	1,118	1,146	-2.4%	1,124	1,184	-5.1%	-0.5%	-3.2%
Orange County	540	1,424	1,399	0.4%	1,507	1,545	-2.5%	-5.5%	-9.5%
Los Angeles	335	1,495	1,433	5.3%	1,516	1,521	-0.3%	-1.4%	-5.8%
San Francisco	486	1,705	1,632	4.5%	1,728	1,687	2.4%	-1.3%	-3.3%

Subtotal; California	2,449	$1,453	$1,416	2.6%	$1,483	$1,484	-0.1%	-2.0%	-4.6%

Pacific Northwest
Seattle	493	1,082	1,058	2.3%	1,103	1,140	-3.3%	-1.9%	-7.2%
Non-Core Markets	246	901	834	8.0%	924	870	6.2%	-2.5%	-4.2%

Total Same Store	3,188	$1,353	$1,316	2.8%	$1,381	$1,384	-0.2%	-2.0%	-4.9%

(6)	Represents leased rent per unit less the monthly value of concessions awarded on new leases signed during the period (renewals are excluded).
(7)	Represents monthly asking rent on the date leases noted above were signed. Market rents on leases signed may differ from overall community level market rent shown above due to the weighting of units leased (1 bedrooms vs. 2’s etc.) during the period.
(8)	Represents discount realized from asking rent levels on new leases signed during the quarter.

BRE Properties, Inc.

Debt Structure as of June 30, 2010

(Dollar and share amounts in thousands)

			For the six months ended June 30, 2010
	Balance Outstanding 6/30/10	Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
FIXED RATE

Unsecured	$438,563	5.32 years	5.89%	26.6%	12.1%
Convertible debt (1)	346,344	1.65 years	6.01%	21.0%	9.5%
Secured debt	779,382	8.46 years	5.59%	47.2%	21.4%
Total fixed rate debt	$1,564,289	6.07 years	5.77%	94.8%	43.0%

VARIABLE RATE DEBT

Unsecured line of credit (2)	86,000	2.25 years	1.48%	5.2%	2.4%
Total variable rate debt	$86,000	2.25 years	1.48%	5.2%	2.4%

TOTAL DEBT	$1,650,289	5.87 years	5.54%	100.0%	45.4%

Ratio of debt to total market capitalization	39%
Interest expense coverage - QTD ‘10 (3)	2.8x
Fixed charge coverage - QTD ‘10 (3)	2.5x

SUMMARY OF COMMON SHARES
	Qtr. Ended	Qtr. Ended
	6/30/10	6/30/09
Weighted Average
Diluted shares - FFO (5)	62,685	52,550
Diluted shares - EPS (6)	61,990	51,765
Total shares and units outstanding at end of period	64,661	53,601

	YTD	YTD
	6/30/10	6/30/09
Weighted Average
Diluted shares - FFO (5)	59,860	52,290
Diluted shares - EPS (6)	59,130	51,505
Total shares and units outstanding at end of period	64,661	53,601

SCHEDULED PRINCIPAL PAYMENTS
	Unsecured	Secured	Total
2010	—	1,021	1,021
2011	48,545	2,128	50,673
2012 (4)	432,344	66,645	498,989
2013	40,018	30,113	70,131
2014	50,000	3,120	53,120
Thereafter	359,475	616,880	976,355

Total	$930,382	$719,907	$1,650,289

SUMMARY OF PREFERRED SHARES
	Qtr. Ended	Qtr. Ended
	6/30/10	6/30/09
Total preferred shares outstanding	7,000	7,000

SENIOR UNSECURED DEBT RATINGS AS OF August 3, 2010

Moody’s	Baa2	(stable)
Standard & Poor’s	BBB	(stable)
Fitch	BBB-	(stable)

CAPITALIZED INTEREST
	Qtr. Ended	Qtr. Ended
	6/30/10	6/30/09
Interest capitalized	$3,231	$3,760

	YTD	YTD
	6/30/10	6/30/09
Interest capitalized	$6,364	$9,415

SELECTED DEBT COVENANTS & CREDIT RATIOS (7)

		Qtr. Ended
	Requirement	6/30/10
Aggregate Debt Test	<60%	45.4%
(Debt to gross assets, as defined)
Secured Debt Test	<40%	21.4%
(Secured debt to total gross assets, as defined)
Debt Service Test	>1.50	1.92
(Income available for debt service charge, as defined)
Unencumbered Asset Test	>1.50	2.91
(Total unencumbered assets to unsecured debt)
Unencumbered NOI	N/A	68.8%
(NOI related to unencumbered assets)

(1)	Represents $356.3 million cash principal with 4.125% coupon adjusted to reflect convertible debt accounting guidance that became effective in January 2009.
(2)	At June 30, 2010 we had a unsecured line of credit providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the three months ended June 30, 2010.
(4)	Includes the scheduled maturity of our unsecured line of credit. At June 30, 2010, the outstanding balance was $86 million.
(5)	Represents denominator for shares in the calculation of diluted FFO per share. See summary of common shares in Exhibit B.
(6)	Represents denominator for shares in the calculation of diluted EPS. See summary of common shares in Exhibit B.
(7)	Represents strictest covenant compliance requirements of existing debt.

BRE Properties, Inc.

Development Communities and Land Held for Development

June 30, 2010

(Dollar amounts in millions)

	Number	Cost	Estimated	Balance to	Product	First Units	Estimated
CONSTRUCTION IN PROGRESS	of Units	Incurred (1)	Cost (2)	Complete	Type	Delivered	Completion (3)
Villa Granada
Santa Clara, CA	270	$85.1	$89.7	$4.6	Podium	2Q/2010	3Q/2010

Total CIP	270	$85.1	$89.7	$4.6

	Number	Cost	Estimated	Estimated	Product
LAND UNDER DEVELOPMENT (4)	of Units	Incurred	Cost (5)	Const. Start	Type
Wilshire La Brea (6)
Los Angeles, CA	470	$101.8	TBR	TBD	Podium
Pleasanton
Pleasanton, CA	240	15.5	TBR	TBD	Garden
Stadium Park II
Anaheim, CA	250	25.6	TBR	TBD	Wrap
Lawrence Station
Sunnyvale, CA	338	20.5	TBR	TBD	Wrap

Total Land Owned	1,298	$163.4	$580.4

	Number	Cost	Estimated	Product
LAND UNDER CONTRACT (7)	of Units	Incurred (8)	Cost (5)	Type
Mercer Island, WA	166	$6.7	TBR	Podium

Walnut Creek, CA	361	7.5	TBR	Podium

Total	527	$14.2	$176.1

(1)	Reflects all recorded costs incurred as of June 30, 2010, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.” Included in this amount is $36 million of costs for the 124 completed units on Villa Granada which is reflected on our Consolidated Balance Sheet as “direct investments in real estate-investments in rental properties.”
(2)	Reflects the estimated economic cost of development projects, which in certain instances may not reflect the carrying value of the final asset reported under GAAP.
(3)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy.
(4)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress.
(5)	Reflects the aggregate cost estimates; specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(6)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement, made a non refundable deposit and commenced the entitlement process.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

BRE Properties, Inc.	Exhibit A
Sequential “Same-Store” Multifamily Markets Summary
Last five quarters

REVENUES

	Q2	Q1	Q4	Q3	Q2
	2010	2010	2009	2009	2009
California
San Diego	-0.4%	-0.1%	0.1%	-0.4%	-0.6%
Inland Empire	0.7%	0.7%	-2.0%	-0.8%	-0.4%
Orange County	-0.7%	-0.9%	-2.2%	-0.8%	-0.9%
Los Angeles	-0.4%	0.8%	-1.6%	0.8%	-4.4%
San Francisco	2.2%	-0.9%	-2.5%	-1.4%	-2.0%

Subtotal; California	0.3%	-0.2%	-1.6%	-0.6%	-1.6%

Pacific Northwest

Seattle	1.4%	-1.3%	-4.2%	-2.5%	-3.3%

Non-Core Markets (1)	1.3%	0.9%	-2.2%	-1.4%	0.2%

Total Same Store (3)	0.5%	-0.3%	-1.9%	-0.9%	-1.7%

EXPENSES (2)
	Q2	Q1	Q4	Q3	Q2
	2010	2010	2009	2009	2009
California
San Diego	-4.3%	10.3%	-3.5%	-0.5%	-2.7%
Inland Empire	2.2%	1.8%	-4.7%	-1.3%	4.8%
Orange County	1.1%	0.4%	-1.2%	1.5%	0.3%
Los Angeles	5.9%	-3.4%	-5.8%	3.0%	1.1%
San Francisco	3.7%	-4.6%	6.5%	-1.2%	5.9%

Subtotal; California	1.2%	1.1%	-1.4%	0.3%	1.4%

Pacific Northwest

Seattle	10.9%	-0.2%	-3.1%	1.5%	5.8%

Non-Core Markets (1)	-5.8%	12.2%	-15.4%	12.8%	1.2%

Total Same Store (3)	2.2%	1.5%	-2.5%	1.2%	2.0%

NET OPERATING INCOME
	Q2	Q1	Q4	Q3	Q2
	2010	2010	2009	2009	2009
California
San Diego	1.3%	-3.9%	1.4%	-0.4%	0.2%
Inland Empire	-0.1%	0.2%	-0.6%	-0.5%	-3.1%
Orange County	-1.5%	-1.4%	-2.7%	-1.8%	-1.4%
Los Angeles	-3.3%	2.9%	0.7%	-0.3%	-7.1%
San Francisco	1.6%	0.6%	-5.9%	-1.5%	-4.7%

Subtotal; California	-0.1%	-0.8%	-1.6%	-1.0%	-2.8%

Pacific Northwest
Seattle	-3.8%	-1.9%	-4.8%	-4.5%	-7.3%

Non-Core Markets (1)	6.4%	-5.9%	8.0%	-10.2%	-0.5%

Total Same Store (3)	-0.3%	-1.1%	-1.7%	-1.8%	-3.3%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 19,218 units for all periods shown.

BRE Properties, Inc.	Exhibit B
Share Analysis as of June 30, 2010

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Weighted Average
Weighted average shares outstanding (1)	61,820	55,320	54,540	53,575	51,765
Weighted average OP units (2)	695	755	—	780	785
Dilutive effect of stock based awards	170	95	40	1	—

Diluted shares - FFO (3)	62,685	56,170	54,580	54,356	52,550
Less: Anti-dilutive OP Units (3)	(695)	(755)	—	(780)	(785)

Diluted shares - EPS (4)	61,990	55,415	54,540	53,576	51,765

	YTD	YTD
	6/30/2010	6/30/2009
Weighted Average
Weighted average shares outstanding (1)	58,985	51,505
Weighted average OP units	730	785
Dilutive effect of stock based awards	145	—

Diluted shares - FFO (3)	59,860	52,290
Less: Anti-dilutive OP Units (4)	(730)	(785)

Diluted shares - EPS (5)	59,130	51,505

	As of	As of	As of	As of	As of
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Ending
Shares outstanding at end of period	64,022	55,663	55,137	54,338	52,821
OP units at end of period	639	715	771	780	780
Dilutive effect of stock based awards	175	95	40	1	—

Total	64,836	56,473	55,948	55,119	53,601

SUMMARY OF PREFERRED SHARES
	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended	Qtr. Ended
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
6.75% Series C, $25 per share liquidation preference	4,000	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation preference	3,000	3,000	3,000	3,000	3,000

	7,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	OP Units are anti-dilutive for FFO and EPS for the quarter ended 12/31/09 and therefore are not included in shares calculation.
(3)	Represents denominator for shares in the calculation of diluted FFO per share. Prior period numbers have been adjusted to reflect the adoption of new accounting guidance requiring retroactive application.
(4)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(5)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 6/30/2010	Quarter Ended 6/30/2009	Six Months Ended 6/30/2010	Six Months Ended 6/30/2009
Net income available to common shareholders	$16,297	$28,222	$21,822	$41,215
Depreciation from continuing operations	22,642	21,276	44,696	40,951
Depreciation from discontinued operations	916	1,092	1,969	2,326
Redeemable noncontrolling interest in income	373	545	745	1,091
Depreciation from unconsolidated entities	486	455	966	904
Net gain on investments	(11,681)	(14,289)	(11,681)	(14,289)
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	(106)	(210)	(212)

Funds from operations	$28,928	$37,195	$58,307	$71,986

Allocation to participating securities - diluted FFO (1)	$(199)	$(189)	$(433)	$(389)

Allocation to participating securities - diluted EPS (1)	$(94)	$(269)	$(116)	$(674)

Diluted shares outstanding - EPS (2)	61,990	51,765	59,130	51,505
Net income per common share - diluted	$0.26	$0.54	$0.37	$0.79

Diluted shares outstanding - FFO (2)	62,685	52,550	59,860	52,290
FFO per common share - diluted	$0.46	$0.70	$0.97	$1.37

(1)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.
(2)	See analysis of weighted average shares and ending shares at Exhibit B.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 6/30/2010	Quarter Ended 6/30/2009	Six Months Ended 6/30/2010	Six Months Ended 6/30/2009
Net income available to common shareholders	$16,297	$28,222	$21,822	$41,215
Interest, including discontinued operations	20,727	19,421	41,826	40,443
Depreciation, including discontinued operations	23,558	22,368	46,665	43,277

EBITDA	60,582	70,011	110,313	124,935
Redeemable noncontrolling interest in income	373	545	745	1,091
Net gain on sales	(11,681)	(14,289)	(11,681)	(14,289)
Dividends on preferred stock	2,953	2,953	5,906	5,906
Other expenses	1,771	—	2,696	—
Net loss/(gain) on extinguishment of debt	558	(1,958)	558	(1,958)

Adjusted EBITDA	$54,556	$57,262	$108,537	$115,685

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 6/30/2010	Quarter Ended 6/30/2009	Six Months Ended 6/30/2010	Six Months Ended 6/30/2009
Net income available to common shareholders	$16,297	$28,222	$21,822	$41,215
Interest, including discontinued operations	20,727	19,421	41,826	40,443
Depreciation, including discontinued operations	23,558	22,368	46,665	43,277
Redeemable noncontrolling interest in income	373	545	745	1,091
Net gain on sales	(11,681)	(14,289)	(11,681)	(14,289)
Dividends on preferred stock	2,953	2,953	5,906	5,906
General and administrative expense	5,233	4,218	10,439	8,544
Other expenses	1,771	—	2,696	—
Net loss/(gain) on extinguishment of debt	558	(1,958)	558	(1,958)

NOI	$59,789	$61,480	$118,976	$124,229

Less Non Same-Store NOI	7,097	6,075	13,416	11,510

Same-Store NOI	$52,692	$55,405	$105,560	$112,719